Registration No. 333-223375

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	88-0215232
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrants Below

John M. McManus, Esq.

Executive Vice President, General Counsel and Secretary

MGM Resorts International

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Rod Miller, Esq.

Milbank LLP

55 Hudson Yards

New York, New York 10001

(212) 530-5000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price per Unit	Amount Of Registration Fee
Guarantees of Debt Securities(1)	(2)	(2)	(1)(2)

(1)

Guarantees of Debt Securities may be issued by those direct and indirect subsidiaries of MGM Resorts International listed on the following page under the caption “Table of Additional Registrants.” Pursuant to Rule 457(n), no separate registration fee is payable in respect of the registration of the guarantees.

(2)

An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered hereunder at indeterminate prices. Securities registered hereunder may be issued in primary offerings or upon exercise, conversion or exchange of other securities registered hereunder. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are represented by depositary shares. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of the entire registration fee.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
550 Leasing Company II, LLC	Nevada	27-2301518
AC Holding Corp.	Nevada	88-0220212
AC Holding Corp. II	Nevada	88-0220229
Arena Land Holdings, LLC	Nevada	80-0935801
Aria Resort & Casino, LLC	Nevada	20-5396350
Beau Rivage Resorts, LLC	Mississippi	81-1177162
Bellagio, LLC, dba Bellagio	Nevada	94-3373852
Cedar Downs OTB, LLC	Ohio	34-1904857
Circus Circus Casinos, Inc.	Nevada	88-0191825
Circus Circus Holdings, Inc.	Nevada	83-4073822
CityCenter Facilities Management, LLC	Nevada	27-3246985
CityCenter Realty Corporation	Nevada	20-5106648
CityCenter Retail Holdings Management, LLC	Nevada	74-3242574
Destron, Inc.	Nevada	88-0234293
Grand Garden Arena Management, LLC	Nevada	47-1783973
Grand Laundry, Inc.	Nevada	88-0298834
Las Vegas Arena Management, LLC	Nevada	47-1343574
LV Concrete Corp.	Nevada	88-0337406
MAC, Corp.	New Jersey	22-3424950
Mandalay Bay, LLC	Nevada	88-0384693
Mandalay Employment, LLC	Nevada	26-2196014
Mandalay Place, LLC	Nevada	88-0383769
Mandalay Resort Group	Nevada	88-0121916
Marina District Development Company, LLC, dba The Borgata Hotel Casino & Spa	New Jersey	22-3598642
Marina District Development Holding Co., LLC	New Jersey	22-3767831
Metropolitan Marketing, LLC	Nevada	22-3756320
MGM CC, LLC	Nevada	47-5658144
MGM Dev, LLC	Delaware	83-4064072
MGM Elgin Sub, Inc.	Nevada	47-5678462
MGM Grand Detroit, Inc.	Delaware	91-1829051
MGM Grand Hotel, LLC, dba MGM Grand Hotel & Casino	Nevada	94-3373856
MGM Hospitality, LLC	Nevada	20-8588249
MGM International, LLC	Nevada	20-5581298
MGM Lessee, LLC	Delaware	81-1191134
MGM Lessee II, LLC	Delaware	84-4924286
MGM MA Sub, LLC (f/k/a MGM Springfield, LLC)	Massachusetts	45-4315066
MGM Public Policy, LLC	Nevada	47-1756597
MGM Resorts Advertising, Inc.	Nevada	88-0162200
MGM Resorts Arena Holdings, LLC	Nevada	80-0934685
MGM Resorts Aviation Corp.	Nevada	88-0173596
MGM Resorts Corporate Services	Nevada	88-0225681
MGM Resorts Design & Development	Nevada	88-0406202
MGM Resorts Development, LLC	Nevada	88-0368826
MGM Resorts Festival Grounds, LLC	Nevada	90-0989374
MGM Resorts Festival Grounds II, LLC	Nevada	46-5544886
MGM Resorts Global Development, LLC	Nevada	26-3463682
MGM Resorts Interactive, LLC	Nevada	45-3690532

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
MGM Resorts International Marketing, Inc.	Nevada	86-0868640
MGM Resorts International Operations, Inc.	Nevada	88-0471660
MGM Resorts Land Holdings, LLC	Nevada	51-0649237
MGM Resorts Manufacturing Corp.	Nevada	88-0195439
MGM Resorts Mississippi, LLC	Mississippi	64-0831942
MGM Resorts Regional Operations, LLC	Nevada	47-1729937
MGM Resorts Retail	Nevada	88-0385232
MGM Resorts Satellite, LLC	Nevada	82-4505598
MGM Resorts Sub 1, LLC	Nevada	47-1743577
MGM Resorts Sub B, LLC	Nevada	82-4515273
MGM Resorts Venue Management, LLC	Nevada	47-1795517
MGM Yonkers, Inc.	New York	83-2428409
MH, Inc., dba Shadow Creek	Nevada	88-0245162
Mirage Laundry Services Corp.	Nevada	88-0287118
Mirage Resorts, LLC	Nevada	88-0058016
MMNY Land Company, Inc.	New York	33-1043606
New Castle, LLC	Nevada	88-0239831
New York-New York Hotel & Casino, LLC, dba New York-New York Hotel & Casino	Nevada	88-0329896
New York-New York Tower, LLC	Nevada	84-1646058
Northfield Park Associates LLC	Ohio	34-1116209
Park District Holdings, LLC	Nevada	80-0938347
Park Theater, LLC	Nevada	47-1777621
PRMA, LLC	Nevada	88-0430017
PRMA Land Development Company, dba Primm Valley Golf Club	Nevada	88-0325842
Project CC, LLC	Nevada	84-1669056
Ramparts, LLC	Nevada	88-0237030
Signature Tower I, LLC	Nevada	20-5382807
Signature Tower 2, LLC	Nevada	26-3300673
Signature Tower 3, LLC	Nevada	26-3300756
The Mirage Casino-Hotel, LLC	Nevada	81-1191306
The Signature Condominiums, LLC	Nevada	33-1129331
Tower B, LLC	Nevada	42-1747200
Tower C, LLC	Nevada	42-1747202
Vdara Condo Hotel, LLC	Nevada	20-8277206
Vendido, LLC	Nevada	45-4205677
Victoria Partners, dba Park MGM Las Vegas	Nevada	88-0346764
VidiAd	Nevada	88-0428375
Vintage Land Holdings, LLC	Nevada	20-8920761

*

Each additional registrant is a direct or indirect subsidiary of MGM Resorts International. The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is c/o MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, telephone (702) 693-7120. The name, address, and telephone number of the agent for service for each additional registrant is John M. McManus, Executive Vice President, General Counsel and Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, telephone (702) 693-7120.

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-223375) of MGM Resorts International (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) is being filed for the purposes of adding Northfield Park Associates LLC, Cedar Downs OTB, LLC and MGM Lessee II, LLC, subsidiaries of the Company, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table is an itemization of the fees and expenses incurred or expected to be incurred in connection with the issuance and distribution of the securities being registered. The Registrant will bear all expenses of the offering of the securities registered hereby and all but the Securities and Exchange Commission (“SEC”) registration fees are estimates and remain subject to future contingencies.

Securities and Exchange Commission Fee	$	*
Printing and Engraving Expenses	$	**
Legal Fees and Expenses	$	**
Accounting Fees and Expenses	$	**
Trustee Fees and Expenses	$	**
Miscellaneous	$	**

Total	$	**

*

In accordance with Rule 456(b) and as set forth in footnote (1) to the “Calculation of Registration Fee” table on the front cover page of this registration statement, we are deferring payment of the registration fee for the securities offered by this prospectus.

**	These fees are calculated based on the securities offered and the number of issuances. Therefore, these fees cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify directors and officers, as well as other employees and individuals, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of such corporation. The DGCL provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases, redemptions or other distributions or (iv) for any transactions from which the director derived an improper personal benefit.

The amended and restated certificate of incorporation of MGM Resorts International provides that MGM Resorts International will indemnify its directors and officers to the fullest extent permitted by law and that no director shall be liable for monetary damages to MGM Resorts International or its stockholders for any breach of fiduciary duty, except to the extent provided by applicable law. Article II, Section 12 of the Amended and Restated Bylaws of MGM Resorts International provides for indemnification of persons to the extent permitted by the Delaware General Corporation Law.

The law of the state of incorporation and/or the provisions of the certificates of incorporation, the bylaws, the limited liability company agreements or the general partnership agreements, as applicable, of all of the subsidiaries listed in the “Table of Additional Registrants” included in the Registration Statement, provide for the limitation of liability and indemnification of officers, directors, managers and persons performing similar functions, as applicable, of the subsidiaries similar to those described above.

MGM Resorts International maintains standard policies of directors’ and officers’ liability insurance and has also entered into indemnification agreements with its directors and officers. Subject to certain limited exceptions, under these agreements MGM Resorts International will be obligated, to the fullest extent not prohibited by the DGCL, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact they were directors and officers of MGM Resorts International.

Item 16. Exhibits.

Exhibit Number	Description of Exhibit

1.1	Form of Underwriting Agreement*

4.1	Amended and Restated Certificate of Incorporation of MGM Resorts International, dated June 14, 2011 (incorporated by reference to Exhibit 3.1 to MGM Resorts International’s Quarterly Report on Form 10-Q filed on August 9, 2011)

4.2	Amended and Restated Bylaws of MGM Resorts International, effective January 13, 2016 (incorporated by reference to Exhibit 3.1 to MGM Resorts International’s Current Report on Form 8-K filed on January 15, 2016)

4.3	Indenture dated March 22, 2012, between MGM Resorts International and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to MGM Resorts International’s Current Report on Form 8-K filed on March 22, 2012)

4.4	Form of Debt Security*

4.5	Form of Guarantee*

4.6	Form of Warrant Agreement*

4.7	Form of Warrant*

4.8	Form of Rights Agreement*

4.9	Form of Stock Purchase Agreement*

4.10	Form of Unit Agreement*

5.1	Opinion of Milbank LLP (f/k/a Milbank, Tweed, Hadley & McCloy LLP) (previously filed)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to MGM Resorts International**

23.3	Consent of Milbank LLP (f/k/a Milbank, Tweed, Hadley & McCloy LLP) (previously filed)

24.1	Power of Attorney (included in the signature pages to the Registration Statement on Form S-3, Registration No. 333-223375, filed March 1, 2018) (previously filed)

24.2	Power of Attorney (included as Exhibit 24.1 to the Registration Statement on Form S-3, Registration No. 333-223375, filed March 1, 2018) (previously filed)

24.3	Power of Attorney**

25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, to act as trustee under the Indenture (previously filed)

*	To be filed by amendment or as an exhibit to a document filed by MGM Resorts International under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
**	Filed herewith.

Item 17. Undertakings.

1.    The undersigned Registrant hereby undertakes:

(a)     To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)    To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)    To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)    To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided , however , that paragraphs (a)(i), (a)(ii) and (a)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2.    That, for the purpose of determining liability under the Securities Act to any purchaser:

(a)    Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided , however , that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; and

3.    The undersigned Registrant hereby undertakes that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)    Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(b)    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(c)    The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the Registrant; and

(d)    Any other communication that is an offer in the offering made by the Registrant to the purchaser.

4.    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

6.    To supplement the prospectus, after the expiration of any warrant or right subscription period, to set forth the results of any warrant or right subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

7.    The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the SEC under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts International certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS INTERNATIONAL

By:	*
William J. Hornbuckle
Acting Chief Executive Officer and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	Acting Chief Executive Officer and President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer and Treasurer (Principal Financial Officer)

* Robert C. Selwood	Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

* Paul Salem	Chairman of the Board and Director

* Alexis M. Herman	Director

* Roland Hernandez	Director

* William Grounds	Director

* John Kilroy	Director

* Rose McKinney-James	Director

SIGNATURE	TITLE

* Daniel J. Taylor	Director

* Greg Spierkel	Director

* Mary Chris Jammet	Director

* Jan G. Swartz	Director

* Keith A. Meister	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

AC HOLDING CORP.

AC HOLDING CORP. II

LV CONCRETE CORP.

MANDALAY RESORT GROUP

MGM RESORTS CORPORATE SERVICES

MGM RESORTS MANUFACTURING CORP.

MH, INC.

MIRAGE LAUNDRY SERVICES CORP.

MMNY LAND COMPANY, INC.

PRMA LAND DEVELOPMENT COMPANY

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Detroit, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM GRAND DETROIT, INC.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Jorge Perez	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Aviation Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS AVIATION CORP.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Circus Circus Casinos, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

CIRCUS CIRCUS CASINOS, INC.

By:	*
Corey Sanders
Executive Vice President of Finance and Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Director (Principal Executive Officer)

* Corey Sanders	Executive Vice President of Finance and Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, CityCenter Realty Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

CITYCENTER REALTY CORPORATION

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

DESTRON, INC. MGM RESORTS INTERNATIONAL MARKETING, INC.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Grand Laundry, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

GRAND LAUNDRY, INC.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Mike Neubecker	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Mandalay Bay, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MANDALAY BAY, LLC

By:	*
Chuck Bowling
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Chuck Bowling	President and Chief Operating Officer (Principal Executive Officer)

* Doug Sandoval	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director of Mandalay Resort Group

* Corey Sanders	Director of Mandalay Resort Group

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS ADVERTISING, INC. VIDIAD

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Design & Development certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS DESIGN & DEVELOPMENT

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William Ham	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts International Operations, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS INTERNATIONAL OPERATIONS, INC.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	Acting Chief Executive Officer and President and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Retail certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS RETAIL

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President, Chief Operating Officer and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, New Castle, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

NEW CASTLE, LLC

By:	*
Eric Fitzgerald
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Eric Fitzgerald	President and Chief Executive Officer (Principal Executive Officer)

* Heith Bettelman	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director of Mandalay Resort Group

* Corey Sanders	Director of Mandalay Resort Group

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Ramparts, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

RAMPARTS, LLC

By:	*
Clifford Atkinson
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Clifford Atkinson	President and Chief Operating Officer (Principal Executive Officer)

* Eric Wolfman	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Director of Mandalay Resort Group

* Corey Sanders	Director of Mandalay Resort Group

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Mandalay Employment, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MANDALAY EMPLOYMENT, LLC

By:	Mandalay Resort Group
Its:	Member

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director of Mandalay Resort Group
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Director of Mandalay Resort Group (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director of Mandalay Resort Group (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

METROPOLITAN MARKETING, LLC MGM RESORTS LAND HOLDINGS, LLC PRMA, LLC VENDIDO, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, 550 Leasing Company II, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

550 LEASING COMPANY II, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Interactive, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS INTERACTIVE, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Scott Butera	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Global Development, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS GLOBAL DEVELOPMENT, LLC

By:	*
William J. Hornbuckle
President and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Aria Resort & Casino, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

ARIA RESORT & CASINO, LLC

By:	*
Mark Lefever
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Operating Officer (Principal Executive Officer)

* Mark Lefever	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Mississippi, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS MISSISSIPPI, LLC

By:	*
Brandon Dardeau
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Brandon Dardeau	President and Chief Operating Officer (Principal Executive Officer)

* Efrain Perez Agosto	Executive Director of Finance (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Bellagio, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

BELLAGIO, LLC

By:	*
Sarah Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Randy Morton	President and Chief Operating Officer (Principal Executive Officer)

* Sarah Rogers	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, CityCenter Facilities Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

CITYCENTER FACILITIES MANAGEMENT, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended MGM Resorts Development, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS DEVELOPMENT, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Bill Ham	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM MA Sub, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM MA SUB, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Hotel, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM GRAND HOTEL, LLC

By:	*
Corey Sanders
Executive Vice President of Finance and Treasurer and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Mike Neubecker	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Executive Vice President of Finance and Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Hospitality, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM HOSPITALITY, LLC

By:	*
William J. Hornbuckle
President and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Michele Ensign	Senior Vice President and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM International, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM INTERNATIONAL, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

NEW YORK-NEW YORK HOTEL & CASINO, LLC NEW YORK-NEW YORK TOWER, LLC

By:	*
Mark Czerniak
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Cynthia Kiser Murphey	President and Chief Operating Officer (Principal Executive Officer)

* Mark Czerniak	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, CityCenter Retail Holdings Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

CITYCENTER RETAIL HOLDINGS MANAGEMENT, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Executive Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MAC, Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MAC, CORP.

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President, Chief Operating Officer and Director (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MIRAGE RESORTS, LLC VICTORIA PARTNERS

By:	MGM Resorts International
Its:	Managing Partner of Victoria Partners and Managing Partner of Mirage Resorts, LLC

By:	*
Corey Sanders
Chief Financial Officer and Treasurer of MGM Resorts International
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	Acting Chief Executive Officer and President of MGM Resorts International and President of Mirage Resorts, LLC (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer and Treasurer of MGM Resorts International (Principal Financial Officer)

* Robert C. Selwood	Executive Vice President and Chief Accounting Officer of MGM Resorts International (Principal Accounting Officer)

* Paul Salem	Chairman of the Board and Director of MGM Resorts International

* Alexis M. Herman	Director of MGM Resorts International

* Roland Hernandez	Director of MGM Resorts International

* William Grounds	Director of MGM Resorts International

* John Kilroy	Director of MGM Resorts International

SIGNATURE	TITLE

* Rose McKinney-James	Director of MGM Resorts International

* Daniel J. Taylor	Director of MGM Resorts International

* Greg Spierkel	Director of MGM Resorts International

* Mary Chris Jammet	Director of MGM Resorts International

* Jan G. Swartz	Director of MGM Resorts International

* Keith A. Meister	Director of MGM Resorts International

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Project CC, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

PROJECT CC, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Executive Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Vdara Condo Hotel, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

VDARA CONDO HOTEL, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Steve Zanella	President and Chief Executive Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

NORTHFIELD PARK ASSOCIATES LLC CEDAR DOWNS OTB, LLC

By:	*
Matt Buckley
President and Chief Operating Officer
(Principal Executive )

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Matt Buckley	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Park District Holdings, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

PARK DISTRICT HOLDINGS, LLC

By:	*
Ann Hoff
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Ann Hoff	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS FESTIVAL GROUNDS, LLC MGM RESORTS FESTIVAL GROUNDS II, LLC

By:	*
William J. Hornbuckle
President and Chief Operating Officer and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS ARENA HOLDINGS, LLC ARENA LAND HOLDINGS, LLC LAS VEGAS ARENA MANAGEMENT, LLC

By:	*
William J. Hornbuckle
President and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager of Arena Land Holdings, LLC (Principal Financial Officer and Principal Accounting Officer)

* Michele Ensign	Senior Vice President and Accounting Officer of MGM Resorts Arena Holdings, LLC and Las Vegas Arena Management, LLC (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Regional Operations, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS REGIONAL OPERATIONS, LLC

By:	*
Jorge Perez
Portfolio President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Jorge Perez	Portfolio President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

GRAND GARDEN ARENA MANAGEMENT, LLC MGM PUBLIC POLICY, LLC MGM RESORTS SUB 1, LLC MGM RESORTS VENUE MANAGEMENT, LLC PARK THEATER, LLC

By:	*
William J. Hornbuckle
President and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

THE SIGNATURE CONDOMINIUMS, LLC SIGNATURE TOWER I, LLC SIGNATURE TOWER 2, LLC SIGNATURE TOWER 3, LLC TOWER B, LLC TOWER C, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Mike Neubecker	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

* William J. Hornbuckle	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM CC, LLC VINTAGE LAND HOLDINGS, LLC

By:	*
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Elgin Sub, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM ELGIN SUB, INC.

By:	*
Anton Nikodemus
President and Treasurer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Anton Nikodemus	President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM LESSEE, LLC MGM LESSEE II, LLC

By:	*
William J. Hornbuckle
President and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Marina District Development Holding Co., LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MARINA DISTRICT DEVELOPMENT HOLDING CO., LLC

By:	MAC, Corp.
Its:	Managing Member

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer and Director of MAC, Corp. (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director of MAC, Corp. (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Marina District Development Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC

By:	*
Marcus Glover
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Marcus Glover	President and Chief Operating Officer (Principal Executive Officer)

* Hugh Turner	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Director of MAC, Corp., as Managing Member of Marina District Development Holding Co., LLC, as Sole Member of Marina District Development Company, LLC

* William J. Hornbuckle	Director of MAC, Corp., as Managing Member of Marina District Development Holding Co., LLC, as Sole Member of Marina District Development Company, LLC

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Mandalay Place, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MANDALAY PLACE, LLC

By:	*
Corey Sanders
Chief Financial Officer, Treasurer and Manager
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Manager (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Beau Rivage Resorts, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

BEAU RIVAGE RESORTS, LLC

By:	*
Travis Lunn
President and Chief Operating Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Travis Lunn	President and Chief Operating Officer (Principal Executive Officer)

* Paul Heard	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, The Mirage Casino-Hotel, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

THE MIRAGE CASINO-HOTEL, LLC

By:	*
Nik Rytterstrom
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Nik Rytterstrom	President and Chief Operating Officer (Principal Executive Officer)

* Allison Rankin	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey Sanders	Manager

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM RESORTS SATELLITE, LLC MGM RESORTS SUB B, LLC

By:	*
William J. Hornbuckle
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William Hornbuckle	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Yonkers, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM YONKERS, INC.

By:	*
Edgar Domingo
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Edgar Domingo	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Executive Vice President of Financial and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Andrew Hagopian III	Director

* John M. McManus	Director

* William J. Hornbuckle	Director

* Jorge Perez	Director

* Corey Sanders	Director

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Dev, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

MGM DEV, LLC

By:	*
William J. Hornbuckle
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Circus Circus Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 23, 2020.

CIRCUS CIRCUS HOLDINGS, INC.

By:	*
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 has been signed on April 23, 2020 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William J. Hornbuckle	President and Chief Operating Officer (Principal Executive Officer)

* Corey Sanders	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact